UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Fortress Net Lease REIT (the “Company”) is conducting a continuous offering (the “Offering”) of its securities in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to investors that are accredited investors (as defined in Regulation D promulgated under the Securities Act). On April 11, 2025, the Board of Trustees (the “Board”) of the Company determined to transition the dealer manager for the Offering from Independent Brokerage Solutions LLC (the “Prior Dealer Manager”) to Fortress Wealth Solutions LLC (the “New Dealer Manager”), a registered broker-dealer affiliated with FNLR Management LLC (the “Adviser”), the adviser to the Company. In connection with the transition, the Prior Dealer Manager assigned the Second Amended and Restated Dealer Manager Agreement, dated November 15, 2024, by and among the Company, the Adviser and the Prior Dealer Manager, to the New Dealer Manager. Thereafter, the Company, the Adviser and the New Dealer Manager entered into a Dealer Manager Agreement (as amended, the “Dealer Manager Agreement”), which includes an updated form of Participating Broker-Dealer Agreement (the “Updated Form of Participating Broker-Dealer Agreement”) to be entered into with certain broker-dealers reflecting the transition from the Prior Dealer Manager to the New Dealer Manager.

Among other things, the Dealer Manager Agreement reflects the transition of the dealer manager role to the New Dealer Manager. In addition, the Dealer Manager Agreement was updated to reflect the recent share class changes implemented by the Company, to note the Offering includes the unlimited offering of Class S, Class D and Class I shares, and to delete certain references to the initial share offering period, which was terminated as of February 1, 2024. Additionally, the Updated Form of Participating Broker-Dealer Agreement was updated to reflect the recent share class changes implemented by the Company. Except as described herein, the terms and conditions of the Dealer Manager Agreement and the Updated Form of Participating Broker-Dealer Agreement remain materially unchanged.

The foregoing description is only a summary of the material provisions of the Dealer Manager Agreement and the Updated Form of Participating Broker-Dealer Agreement and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement and the Updated Form of Participating Broker-Dealer Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Item 8.01.	Other Events.

Amended and Restated Share Repurchase Plan

Effective April 11, 2025, the Board amended the Company’s share repurchase plan (the “Share Repurchase Plan”) to reflect the appointment of the New Dealer Manager. The Share Repurchase Plan otherwise remains unchanged.

The foregoing description is only a summary of the material provisions of the Share Repurchase Plan and is qualified in its entirety by reference to the full text of the Share Repurchase Plan, which is filed as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
4.1	Amended and Restated Share Repurchase Plan, dated April 11, 2025

10.1	Dealer Manager Agreement, dated April 11, 2025, by and among the Company, the Adviser and the New Dealer Manager

10.2	Form of Participating Broker-Dealer Agreement by and between the New Dealer Manager and participating broker-dealers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2025

Fortress Net Lease REIT

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer